Exhibit 8

                                  May 13, 2003


Mr. Jeffrey M. Sargent
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, CA  92660

        Re:    Amendment to Participation Agreement and Schedules

Dear Mr. Sargent:

Enclosed please find amended Schedule A and Schedule B, effective June 2, 2003, to our participation agreement dated September 18, 2002, as amended from time to time, with PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC, and PIMCO Funds Distributors LLC (the "Agreement").

        The amended Schedule A reflects the addition of the Schwab Select Annuity. Amended Schedule A shall replace in its entirety the existing Schedule A.

        The amended Schedule B reflects the addition of the Designated Portfolios available under the Schwab Select Annuity and additional Designated Portfolios available under the Schwab Signature Annuity. Amended Schedule B shall replace in its entirety the existing Schedule B.

        The Agreement and Schedules otherwise remain unchanged and shall continue in full force and effect.

        In the space provided below, please acknowledge your agreement to the foregoing.

                                Very truly yours,

                                Great-West Life & Annuity Insurance Company

                                By:  _________________________________
                                Chris R. Bergeon
                                Vice President, Financial Institution Markets

                                Charles Schwab & Co., Inc.

                                By:  _________________________________
                                Tina M. Perrino
                                Vice President, Partner Relations

ACKNOWLEDGED AND AGREED TO:

PIMCO Variable Insurance Trust
By: __________________________
Title: _________________________
Date: _________________________

Pacific Investment Management Company LLC
By: __________________________
Title: _________________________
Date: _________________________

PIMCO Funds Distributors LLC
By: ____________________________
Title: __________________________
Date: __________________________



cc:     B. Byrne, Esq.
        Great-West Life & Annuity Insurance Company

        D. Stone, Esq. E. O'Riordan
        Charles Schwab & Co., Inc.

                                          SCHEDULE A

[Great-West Life & Annuity Insurance Company]

Group Variable/Fixed Annuity Contract                     J434
Individual Variable Annuity/Fixed Annuity Contract        J434IND
Group Variable Annuity Contract                           J444MMF
                                                          J444SA
Individual Variable Annuity Contract                      J444INDSA
                                                          J444INDMMF

                                          SCHEDULE B

Designated Portfolios

[Schwab Select Annuity]
PIMCO VIT High Yield Portfolio
PIMCO VIT Low Duration Portfolio

[Schwab Signature Annuity]
PIMCO VIT High Yield Portfolio
PIMCO VIT Low Duration Portfolio